As filed January 24, 2018

Securities Act Registration No. 033-11905

Investment Company Act Registration No. 811-05010

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 168	x

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 169	x

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

Parker Bridgeport, Esq.

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

On (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

X	75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RATIONAL INCOME OPPORTUNITIES FUND

Class A: RTFAX Class C: RTFCX Institutional Shares: RTFIX

Class T:[ ]

PROSPECTUS

[ ], 2018

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – RATIONAL INCOME OPPORTUNITIES FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
HOW TO BUY SHARES	17
HOW TO REDEEM SHARES	26
SHAREHOLDER SERVICING PLAN	29
VALUING FUND ASSETS	30
DIVIDENDS, DISTRIBUTIONS AND TAXES	30
MANAGEMENT OF THE FUND	31
FINANCIAL HIGHLIGHTS	34
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	34
PRIVACY NOTICE	35
FOR MORE INFORMATION	39

FUND SUMMARY – RATIONAL INCOME OPPORTUNITIES FUND

Investment Objective: The Fund seeks income while preserving capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 17 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 33 and Waiver of Up-Front Sales Charge on Class A Shares on page 34.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Share Class	Class T Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	1.00%(1)	1.00%(2)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(3) (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.73%	0.73%	0.73%	0.48%
Acquired Fund Fees and Expenses(3)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	2.51%	3.26%	2.26%	2.26%
Fee Waivers and/or Expense Reimbursements(3) (4)	(0.48%)	(0.48%)	(0.48%)	(0.23%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	2.03%	2.78%	1.78%	2.03%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated for the current fiscal year.

(4)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses such as litigation or reorganizational costs) to not more than 1.75%, 2.00%, 2.75% and 2.00% of the Institutional Shares, Class A Shares, Class C Shares and Class T Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years from when such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A Shares	Class C Shares	Institutional Share Class	Class T Shares
1	$769	$381	$181	$451
3	$1,269	$959	$660	$917

You would pay the following expenses if you did not redeem your shares at the end of those periods:

YEAR	Class A Shares	Class C Shares	Institutional Share Class	Class T Shares
1	$769	$281	$181	$451
3	$1,269	$959	$660	$917

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in U.S. agency and non-agency commercial mortgage backed securities (“CMBS”) and other commercial real estate structured securities, such as real estate investment trusts (“REITs”). The Fund’s CMBS investments will be primarily in securities that are rated investment grade. The Fund considers CMBS to be rated investment grade if, at the time of purchase, the security is rated at least BBB- by Standard & Poor’s Rating Services or the equivalent by another nationally recognized statistical rating organization or, if unrated, the sub-advisor determines the CMBS to be of comparable quality. The Fund may also invest up to 15% of the Fund’s net assets in CMBS that are below investment grade (which is also known as “junk”, and may include securities rated as low as C and non-rated securities). The Fund’s CMBS investments will have an average maturity ranging between 1 and 10 years and a duration ranging between 0 and 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also use hedging strategies by investing in exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and derivative hedging products (options, futures and credit

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default swaps) to hedge core positions and protect gains and principal.  The Fund may also utilize leverage (i.e. borrowing against a line of credit), subject to the limits of the Investment Company Act of 1940 (the “1940 Act”). Certain of the Fund’s investments may have legal or contractual restrictions on resale or are otherwise illiquid, which means any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security (“Illiquid Securities”). The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities.

The Fund’s investment sub-adviser, Cicero Capital Partners, LLC (the “Sub-Adviser”) utilizes a tactical investment strategy for the Fund that leverages its experience in commercial real estate credit analysis to limit risk while generating a stable monthly cash flow, with the ability to outperform both equity and fixed income markets. The Sub-Adviser employs its comprehensive due diligence process on the underlying collateral of each investment. In addition, the underlying loans of the mortgage related securities are analyzed to mitigate future potential credit issues. The Fund seeks to invest at opportunistic entry points. Every investment is evaluated for multiple exit strategies prior to investing and all of the investments in the Fund’s portfolio are re-evaluated monthly for changes in credit profile and on-going inclusion in the portfolio from a risk/reward perspective.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Credit Default Swaps Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the
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buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
•	ETF Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in an open-end investment company (mutual fund) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Other investment companies including ETFs in which the Fund invests are also subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.
•	ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.
•	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional
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investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying security. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying security because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.

•	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative in nature. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk. Using derivatives or borrowing money to purchase securities can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
•	Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to
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value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
•	Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Mortgage-Related Securities Risk. Mortgage-backed securities, particularly those with complex or highly variable terms, entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.
•	Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.
•	Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities or other debt securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.
•	Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
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•	Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Performance: The Fund acquired all of the assets and liabilities of CCP Total Return Income Fund (the “Predecessor Fund”) in a tax-free reorganization on [ ], 2018.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s investment policies, guidelines, and restrictions are, in all material respects, equivalent to the Predecessor Fund’s investment policies, guidelines, and restrictions. The Fund’s sub-adviser was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s Statement of Additional Information. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Institutional Shares for each full calendar year since the Fund’s inception. Going forward, although Class A, Class C and Class T shares would have similar annual returns to Institutional Shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class T shares will be different from Institutional Shares because Class A, Class C and Class T shares have different expenses than Institutional Shares.   The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Effective [ ], the Fund’s investment in below investment grade CMBS was limited to 15% of the Fund’s net assets. Performance information for the period prior to [ ] does not reflect this new investment policy.

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 11.97% (quarter ended December 31, 2011), and the lowest return for a quarter was (7.23)% (quarter ended September 30, 2011).

The following table shows the average annual returns for the Predecessor Fund, which includes all of its actual fees and expenses over various periods ended December 31, 2016 as adjusted to reflect any applicable sales loads of the Fund. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations, and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected. The index information is intended to permit you to compare the Predecessor Fund’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2017)

	1 Year	5 Year	Since Inception[3]
Class A1,2	12.30%	11.18%	14.74%
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Class C1	18.26%	11.67%	14.95%
Class T1	16.17%	11.94%	15.35%
Institutional Shares[1]	19.46%	12.79%	16.10%
Barclays US Aggregate Bond TR Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.62%

1. Includes the effect of performance fees paid by the investors of the predecessor limited liability company.

2. Includes the effect of the maximum sales load.

3. The Predecessor Fund commenced operations on February 1, 2010. On September 1, 2011, the Predecessor Fund’s investment strategy was changed from a long/short equity strategy to the strategy described in this prospectus. The since inception performance information show in the table above includes the performance under the current strategy beginning on September 1, 2011. If the since inception performance included performance beginning at the commencement of operations on February 1, 2010, the returns would be higher.

Updated performance information will be available at no cost by calling 800-253-0412.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Cicero Capital Partners, LLC (“Cicero”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Robert Neighoff, Managing Partner, Chief Compliance Officer and Portfolio Manager of Cicero, and Evan Kurtz, Partner and Portfolio Manager of the Sub-Advisor, are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for each class of shares of the Fund is $1,000. For Class A, Class C and Class T Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For each class of shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is income while preserving capital. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in CMBS and other commercial real estate structured securities, such as REITs. The Fund’s CMBS investments will be primarily be in securities that are rated investment grade. The Fund considers CMBS to be rated investment grade if, at the time of purchase, the security is rated at least BBB- by Standard & Poor’s Rating Services or the equivalent by another nationally recognized statistical rating organization or, if unrated, the sub-advisor determines the CMBS to be of comparable quality. The Fund may also invest up to 15% of the Fund’s net assets in CMBS that are below investment grade (which is also known as “junk” and may include securities rated as low as C and non-rated securities).The Fund’s CMBS investments will have an average maturity ranging between 1 and 10 years and a duration ranging between 0 and 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also use hedging strategies by investing in ETFs, ETNs, and derivative hedging products (options, futures and credit default swaps) to hedge core positions and protect gains and principal.   The Fund may also utilize leverage (i.e. borrowing against a line of credit), subject to the limits of the 1940 Act. Certain of the Fund’s investments may be Illiquid Securities. The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities.

The Sub-Adviser utilizes a tactical investment strategy for the Fund that leverages its experience in commercial real estate credit analysis to limit risk while generating a stable monthly cash flow, with the ability to outperform both equity and fixed income markets. The Sub-Adviser employs its comprehensive due diligence process on the underlying collateral of each investment, including, but not limited to, analysis of property cash flows, competitive sub-market, potential lease rollovers, capital expenditures budgets, and bond cash flows. In addition, the underlying loans of the mortgage related securities are analyzed to mitigate future potential credit issues. The Fund seeks to invest at opportunistic entry points. Every investment is evaluated for multiple exit strategies prior to investing, and all the investments in the Fund’s portfolio are re-evaluated monthly for changes in credit profile and on-going inclusion in the portfolio from a risk/reward perspective.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

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Non-Principal Investment Strategies

In addition to the principal investment strategies discussed above, the Fund may invest in collateralized loan obligations (“CLOs”) and other investment companies, including affiliated funds advised by the Advisor, Catalyst Capital Advisors LLC, and AlphaCentric Advisors LLC.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable, and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money. Many fixed income securities receive credit ratings from NRSROs, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
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•	Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

•	Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
•	ETF Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in an open-end investment company (mutual fund) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Other investment companies including ETFs in which the Fund invests are also subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.
•	ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with
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the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

•	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying security. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying security because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
•	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. These securities are considered speculative in nature. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.
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•	Leverage Risk. Using derivatives or borrowing money to purchase securities can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk. The net asset value of the Fund changes daily based on the performance of the stocks and call options in which it invests. The ability of the Fund to meet its investment objective is directly related to the sub-advisor's allocation of the Fund's assets using its stock selection, call writing and risk management strategies. The sub-advisor's objective judgments, based on investment strategy, about the attractiveness and potential appreciation or depreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the sub-advisor's investment strategy will produce the desired results.
•	Manager Risk. The portfolio manager’s judgement about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgement will produce the desired result.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

•	Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
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•	Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.
•	Prepayment Risk. Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate. Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
•	Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
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•	Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Non-Principal Investment Risks

In addition to the principal investment risks discussed above, the following summarizes the non-principal risks of the Fund.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliate Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Affiliate Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliate Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliate Advised Funds. Affiliate Advised Funds are also subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Affiliate Advised Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described above.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Portfolio Holdings Disclosure Policies

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A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.rationalmf.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the

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Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A, Class C, and Class T shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C, Institutional Shares and Class T shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

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Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee which the same as the 12b-1 fee for Institutional and Class T shares but is lower than the 12b-1 fee for the Class C shares and subject to a non-12b-1 shareholder servicing fee which is the same for Institutional shares but not charged to Class C or Class T shares.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price*	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above **	0.00%	0.00%	0.00%

* Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. Certain intermediaries may provide different CDSC waivers or discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

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Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediate family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. Certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers

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or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients, where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”.

Class C Shares

You can buy class C shares at NAV. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than the other share classes of the Fund, Class C shares have higher ongoing expenses.

Sales Charges – Class C Shares

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Institutional Shares

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You can buy Institutional Shares at NAV. Sales of Institutional Shares are not subject to a front-end sales charge. Availability of Institutional Shares is subject to agreement between the distributor and each financial intermediary. The Fund’s 12b-1 Plan provides that the Fund’s Institutional Shares may pay an amount up to 0.25% of its average daily net assets pursuant to the Plan. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees. Institutional Shares are also subject to a non-12b-1 shareholder servicing fee, which is the same for Class A shares but not charged to Class C or Class T shares.

Class T Shares

You can buy Class T shares at the public offering price, which is the NAV plus an up-front sales charge. The up-front sales charge also does not apply to Class T shares acquired through reinvestment of dividends and capital gains distributions. Class T shares are subject to a 12b-1 fee which the same as the 12b-1 fee for Class A and and Institutional shares but is lower than the 12b-1 fee for the Class C shares and are not subject to the non-12b-1 shareholder servicing fee applicable to Class A and Institutional shares.

The up-front Class T shares sales charge and the commissions paid to dealers for the Fund is set forth in the table below. The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges other than those listed below and may offer potential reductions in or waivers of sales charges. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and above	1.00%	1.01%	1.00%

Distribution Plans

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The Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of each class of shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, the Fund may finance from the assets of each class of shares certain activities or expenses that are intended primarily to result in the sale of the respective class of shares.

The maximum Rule 12b-1 fee for Class A, Institutional Shares and Class T shares is 0.25% of the average daily net assets of the class of shares. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

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17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other

24

intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $1,000 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-800-253-0412.

Additional Investments

You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in

25

addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

All shares will be redeemed at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day. You may redeem your shares in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

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Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000  or more.  Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions

27

or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than two years after the date of their purchase. Shareholders in the Fund who purchased Class C shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after their date of purchase.

The Fund uses a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: The Fund reserves the right to honor requests for redemptions by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.

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An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

You may exchange shares of a particular class (except Class T shares) of the Fund only for shares of the same class of another Fund in the Rational Family of Funds. For example, you can exchange Class A shares of the Fund for Class A shares of the Rational Dividend Capture Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. Please read the current prospectus for any Rational Fund into which you are exchanging before investing.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A, Class C, and Institutional Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares and Institutional Shares

29

(included in a Fund’s 12b-1 fees above for Class C Shares only) to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value of a security, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value

30

pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. Distributions from the Fund may be taxable as ordinary income or capital gains depending on how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at

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http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor

Cicero Capital Partners, LLC located at 7061 Deepage Drive, Suite 207, Columbia, MD 21045, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Cicero is responsible for the overall management of the Fund's investments. Cicero is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Cicero was founded in 2009 and, in addition to serving as the sub-adviser to the Fund, provides investment advice to other pooled investment vehicles. Under the terms of the sub-advisory agreement, the Advisor pays the Sub-Advisor is paid 50% of the net management fee paid to the Advisor by the Fund.

Portfolio Managers:

Robert Neighoff and Evan Kurtz are jointly and primarily responsible for the day to day management of the Fund’s portfolio.

Robert Neighoff

Managing Partner, Chief Compliance Officer and Portfolio Manager of the Sub-Advisor

Mr. Neighoff has served as the Managing Partner, Chief Compliance Officer and Portfolio Manager of Cicero since 2011. Prior to joining Cicero, he was a Senior Portfolio Manager at VERO Capital Management (2010-2011), a Principal in the Real Estate Finance Group of American Capital (2005-2010) and a Commerical Mortgage Backed Securities Trader for the Royal Bank of Scotland (2000-2005). Mr. Neighoff graduated from the University of Maryland with a BA in English and a minor in Finance and Accounting.

Evan Kurtz

Partner and Portfolio Manager of the Sub-Advisor

Mr. Kurtz is a Partner and Portfolio Manager of Cicero since 2015. Prior to joining Cicero, Mr. Kurtz was a Principal at American Capital from (2006-2015) and an Associate Director in KPMG’s structured finance group from (2001-2005). Mr. Kurtz graduated from Williams College with a BA in Economics.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

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Advisory Fees

The Advisor is entitled to receive a fee equal to 1.50% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 2.00%, 2.00%, 2.75% and 2.00% of the Institutional Shares, Class A Shares, Class C and Class T Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the date on which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment. The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with the Sub-Advisor will be available in the Fund’s Annual Report to shareholders for the period ended June 30, 2018.

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FINANCIAL HIGHLIGHTS

As of the date of this Prospectus, the Fund had not commenced operations, therefore has no financial highlights.

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Appendix A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the respective Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

  Shares purchased by or through a 529 Plan
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
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  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this prospectus
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

39

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2018

Mutual Fund and Variable Insurance Trust

Rational Income Opportunities Fund

Class A: RTFAX	Class C: RTFCX	Institutional Shares: RTFIX	Class T: [ ]

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Rational Income Opportunities Fund (the “Fund”) dated [ ], 2017 (“Prospectus”). The Fund is a separate series of the Mutual Fund and Variable Insurance Trust (“Trust”), an open-end management company organized as a Delaware Statutory Trust. This SAI is incorporated in its entirety into the Prospectus.

The Fund acquired all of the assets and liabilities of the CCP Total Return Income Fund (“Predecessor Fund”), in a tax-free reorganization on [ ]. In connection with this acquisition, shares of the Predecessor Fund were exchange for Institutional Shares of the Fund. Certain information included on the following pages is that of the Predecessor Fund.

Copies of the Prospectus and the Predecessor’s Fund’s Annual Report, when available, may be obtained at no charge from the Trust by writing to the above address or calling 1-800-253-0412.

RATIONAL INCOME OPPORTUNITITES FUND	1
INVESTMENT RESTRICTIONS	15
DISCLOSURE OF PORTFOLIO HOLDINGS	17
TRUSTEES & OFFICERS	17
PRINCIPAL SHAREHOLDERS	22
ADVISOR AND SUB-ADVISOR	23
CODE OF ETHICS	26
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	26
COMPLIANCE	27
CUSTODIAN	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
COUNSEL	28
DISTRIBUTOR	28
SHAREHOLDER SERVICES	28
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	28
PROXY VOTING POLICY	30
PORTFOLIO TURNOVER	30
PORTFOLIO TRANSACTIONS	30
Purchase and Redemption of Shares	32
Reduction of Up-Front Sales Charge on Class A Shares	33
Waivers of Up-Front Sales Charge on Class A Shares	34
WAIVER OF DEFERRED SALES CHARGES ON CLASS C SHARES	34
Waivers of Up-Front Sales Charge on Class T Shares	37
NET ASSET VALUE	37
TAX INFORMATION	38
INVESTMENTS IN FOREIGN SECURITIES	38
BACKUP WITHHOLDING	38
FOREIGN SHAREHOLDERS	38
FINANCIAL STATEMENTS	40

Appendix A	39
Appendix B	41
Appendix C	43

RATIONAL INCOME OPPORTUNITIES FUND

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates ten separate series or mutual funds - eight retail portfolios and two variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Fund is non-diversified. Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus. The Board of Trustees (“Trustees”) has established four classes of Shares of the Fund.

Rational Advisors, Inc. (the "Advisor"), acts as investment advisor to the Fund.

Cicero Capital Partners, LLC (the “Sub-Advisor”) acts as the sub-advisor to the Fund

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund has established four classes of shares: Class A, Class C, Institutional Shares and Class T shares. As of the date of this SAI, the Fund only offers Class A, Class C and Institutional Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Business Development Companies

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Business Development Companies (BDCs). The Funs may invest in BDCs. Federal securities laws impose certain restraints upon the organization and operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets 8 primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of

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discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities

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are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will

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include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Advisor and sub-advisor. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Advisor or sub-advisor of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds.

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide

5

quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Business Equipment Quota Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a

6

closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the

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Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

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Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

REITS

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs. Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry. 20 Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Trading in Futures Contracts

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A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

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Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter- party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not, nor will it be, subject to registration or regulation as a commodity pool operator.

Structured Notes, Bonds and Debentures.

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (a “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or

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decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Mortgage-Backed Securities.

The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-

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year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Assignments and Participations.

The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms

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of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Borrowing and Leverage

The Adviser anticipates that the Fund will employ “leverage” by borrowing from banks, up to 10% of the value of Fund assets, and using the proceeds of the borrowings to make additional investments. The use of "leverage" by the Fund will involve costs to the Fund including interest expense. While the Adviser expects leverage to create an opportunity for increased returns, it also creates risk of significant losses if the amount of income and appreciation from these additional leverage-financed investments do not exceed the Fund's leverage-related costs. The use of leverage as strategy may also mean that the Fund might have to liquidate securities to cover its leverage related costs or repay principal. The use of leverage will tend to amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund or the underlying investment companies in which the Fund invests to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by underlying investment companies may also cause the Fund to indirectly bear higher expenses (interest expenses) than those of equity mutual funds that do not invest in underlying investment companies that use such techniques. The Fund may also invest in securities or derivative instruments which magnify relatively small movements in reference securities or indices such that the Fund experiences a relatively large change in value. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value.

During periods in which the Fund is utilizing financial leverage in the form of borrowing, the fees which are payable to the Advisor as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

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2. Senior Securities. The Fund will not issue senior securities, except as is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction.

With respect to investment limitation 1 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

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With respect to investment limitation 7, if the Fund invests in one or more investment companies, the Fund will examine its investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, the Advisor, any sub-advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on a Fund’s website, in marketing materials (in some cases, provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund’s discloses portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and

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serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Tobias Caldwell 48	Chairman of the Board and Trustee	Since January 2016	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	56	Chairman of the Board, Strategy Shares; Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006-present), Trustee, M3Sixty Funds Trust (2016-present).
Stephen P. Lachenauer 48	Trustee	Since January 2016	Attorney, private practice (2006 to present).	15	Board Member, Strategy Shares (January 2016 – present); Chairman, TCG Financial Series Trusts I-X (2015-present).
Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	15	Board Member, Strategy Shares (January 2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present).

* The term of office of each Trustee is indefinite.

**The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC,

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10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

_______________

* Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met 4 times during the fiscal year ended December 31, 2017.

Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the advisor/sub-advisor and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended December 31, 2017, the Valuation Committee held 10 meetings.

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Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending December 31, 2018.

Name of Person, Position(s)	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Tobias Caldwell	$2,600	$159,000
Stephen. Lachenauer	$2,600	$39,000
Donald McIntosh	$2,000	$30,000

*The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2016

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	Over $100,000
Stephen Lachenauer	None	None
Donald McIntosh	None	None

___________________________

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company..

None of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor as of December 31, 2016.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

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In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on boards of other series of registered investment companies.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. Lachenauer also serves on boards of other series of registered investment companies.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Fund, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Fund, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through

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oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Fund’s investment policies and procedures as well as valuation of the Fund’s securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Fund.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund).

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Predecessor Fund’s Shares on December 31, 2017 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address	Percent Ownership
Andrew Heller 2009 Grantor Annuity Trust Commonwealth Trust 29 Bancroft Mills Road, Second Floor Wilmington, DE 19806	32.15%

Carroll Obremskey Family Revocable Trust 60 Normandie Terrace San Francisco, CA 94115	18.50%

White Oak Profit Sharing Plan 2 West 45th Street, Room 1704 New York, NY 10036	13.47%

As of December 31, 2017 securities of the Predecessor Fund’s shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Predecessor shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

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ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor was acquired by Rational Capital LLC on December 31, 2015. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreements, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Contractual Advisory Fee
Rational Income Opportunities Fund	1.50%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 2.00%, 2.00%, 2.75% and 2.00% of the Class A Shares, Class C Shares Institutional Shares, and Class T Shares average daily net assets, respectively, through April 30, 2019. Under certain conditions,

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the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture. This Agreement shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Annual Report to Shareholders dated December 31, 2017.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Fund.

Sub-Advisor

Cicero Capital Partner, LLC (“Sub-Advisor”), located at 8167 Deepage Drive, Suite 207, Columbia, MD 21045, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Sub-Advisor was founded in 2009 and, in addition to serving as the sub-adviser to the Fund, provides investment advice to other pooled investment vehicles.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders dated December 31, 2017.

Portfolio Managers

Robert Neighoff and Evan Kurtz are the portfolio managers responsible for the day-to-day management of the Fund. Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of Dcember 31, 2017:

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Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Robert Neighoff	0	$0	1	$4.6	0	$10
Evan Kurtz	0	$0	1	$4.6	0	$10

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Robert Neighoff	0	$0	1	$4.6	0	$10
Evan Kurtz	0	$0	1	$4.6	0	$10

Compensation.

Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Ownership.

As of December 31, 2017, the Portfolio Managers ownership in shares of the Predecessor Fund is:

Robert Neighoff	3.34%
Evan Kurtz	0%

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.
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•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act.  The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Each Code permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense

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and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor):

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as sub-custodian for the Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is [Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of

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independent accountants, and semiannual unaudited financial statements of the Fund. Cohen & Company, Ltd. will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel for the Trust and the independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Fund has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”). Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”). Under the Fund’s Plan related to Institutional Shares, the Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Institutional Shares (the “Institutional Shares 12b-1 Fee”). Institutional Shares of the Fund are not currently incurring a Class 12b-1 Fee. Under the Fund’s Plan related to the Class T Shares, the Fund incurs an annual fee of up to 0.25% of its average daily net assets (the Class T 12b-1 Fee”) (the Class A 12b-1 Fee, Class C 12b-1 Fee, Institutional Shares 12b-1 Fee and Class T 12b-1 Fee are collectively referred to as the “12b-1 Fee”)

Each 12b-1 Fee may be used to pay a fee to broker-dealers on a quarterly basis, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse service providers, including the Advisor, for shareholder services and distribution related expenses. It is expected that the Plans will aid the Fund in attracting new shareholders and assets that will provide benefits to the Fund including reduced expense ratios due to higher asset levels.

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The Fund’s Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the class of the Fund. Other material amendments to the Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

SHAREHOLDER SERVICES

With respect to Class A, Class C,and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial

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intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor may delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. The Sub-Advisor's Proxy Voting Policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 855-552-4596 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 855-552-4596 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions.

PORTFOLIO TRANSACTIONS

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Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as

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possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor (such as J.A. Glynn Investments, LLC, a wholly-owned subsidiary of J.A. Glynn & Co.) or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares and Class T Shares of the Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the

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purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Class A Shares and Class T Shares

You may purchase Class A shares and Class T shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

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Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this

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available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established three classes of Shares, known as Class A Shares, Class C Shares, and Institutional Shares. Class A Shares, Class C Shares, and Institutional Shares, of the Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares, Class C Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Additional Information on Purchases, Exchanges and Redemptions

Class C Shares may be purchased, exchanged with other Class C Shares within the Complex, or redeemed by contacting the Trust or your investment professional. Class C Shares may also be offered through other financial intermediaries.

Class A Shares of the Fund may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If

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reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of the Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Fund at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Fund will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by the Fund must be delivered within five days following acceptance.

Securities accepted by the Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

 The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Fund of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Fund.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

 Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A Shares the Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

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Unless otherwise specified in writing, the existing registration and reinvestment options relating to the Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your Class A Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Fund intends to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed for Class A, Class T, and Class C and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for

37

trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchanging Shares,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds in the Trust advised by the Advisor, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under

38

previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is

39

not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in the Fund. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to the Fund’s taxable year beginning prior to 2012, assuming the investor provides valid tax documentation certifying non-U.S. status. The relief does not by its terms apply to the Fund’s taxable year beginning in or after 2012 unless so extended by Congress. The Fund will generally apply this relief, where applicable, to Fund distributions made to you if you invest directly with the Fund. If you hold Fund shares through a broker or intermediary, your broker or intermediary may apply this relief to distributions made to you with respect to those shares. If your broker or intermediary instead collects withholding tax where this relief is applicable, you may be able to reclaim such withholding tax from the IRS. Please consult your tax advisor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-800-253-0412.

The Predecessor Fund’s audited financial statements for the fiscal years ended December 31, 2015 and December 31, 2016, and the Predecessor Fund’s (unaudited) financial statements for the period January 1, 2017 to September 30, 2017 are attached as Appendix C. The audited financial statements of the Predecessor Fund have been audited by Patke & Associates, Ltd., the independent auditor for the Predecessor Fund for the fiscal years ended December 31, 2015 and December 31, 2016.

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APPENDIX A – DESCRIPTION OF COMMERICAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates

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a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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APPENDIX B –

PROXY VOTING GUIDELINES FOR CICERO CAPITAL PARTNERS, LLC

PROXY VOTING

A.       General

Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers who have voting authority with respect to clients’ securities are required to adopt and implement policies and procedures for voting proxies, disclose those policies and procedures to their clients and disclose how clients may obtain information about how the adviser has voted proxies. The Company will exercise voting authority over its clients’ proxies.

B.       Proxy Voting Committee

The Company has established a Proxy Voting Committee that is dedicated to determining how the Company shall vote in instances when a proxy vote is required.

The Proxy Voting Committee shall document each proxy by completing the Cicero Capital Partners, LLC Proxy Voting Worksheet to demonstrate that the Company is voting in the best interests of its clients. See Exhibit D: Cicero Capital Partners, LLC Proxy Voting Worksheet.

In the event of a conflict of interest, the Proxy Voting Committee and the Chief Compliance Officer jointly may determine that a member of the Proxy Voting Committee who has a conflict of interest is to be recused from the deliberations as to how to vote a proxy on a case-by-case basis.

Nevertheless, it is the Company’s policy that if a member of the Proxy Voting Committee is also serving as a director of a company that the Company is voting a proxy, that person is recused from the Company’s proxy voting decision making.

The Chief Compliance Officer will be responsible for monitoring corporate actions. The Chief Compliance Officer will be responsible for ensuring that the proxy is voted on and submitted to the company in a timely manner. The Chief Compliance Officer will be responsible for completing the Cicero Capital Partners, LLC Proxy Voting Worksheet to document the thought process behind the vote, how any conflicts of interest were resolved and the action taken.

Employees of the Company should be aware that when the Company votes proxies, the Company’s position may be contrary to the personal interests of its employees.

C.       Disclosure to Clients

A concise summary of the Company’s proxy voting policies and procedures is disclosed in Part II of the Company’s Form ADV. Furthermore, information is provided to notify clients how they may obtain a copy of the Company’s proxy voting policy and information about how the Company has voted proxies.

D.       Recordkeeping

The Company shall:

•	Maintain records of proxy statements received pertaining to client securities.
•	Maintain records of votes cast.
•	Maintain records of e-mails, information posted on websites and correspondence relating to the proxy vote.
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•	Maintain backup copies of such e-mail, information posted on websites and correspondence relating to the proxy vote and these backup copies will be maintained onsite at the Company’s office.
•	Maintain a concise summary of the Company’s proxy voting policies and procedures that it provides to clients in hard copy at the Company’s office.
•	Maintain a record of each client request for proxy voting records and the Company’s response to such requests.

The Company maintains a separate proxy voting policy (the “Proxy Voting Policy”) that more thoroughly describes and governs the Company’s compliance with the proxy voting rules.

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APPENDIX C

CICERO CAPITAL PARTNERS TOTAL RETURN FUND FINANCIAL STATEMENTS

FINANCIAL STATEMENTS (unaudited)

CCP Total Return Fund I, LP

As of and for the nine months ended September 30, 2017

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CCP Total Return Fund I, LP

CCP Total Return Fund I, LP

Statement of Financial Condition
September 30, 2017

Assets
Investments in securities, at fair value (cost $7,687,619)	$7,916,093
Cash and cash equivalents	1,365,123
Interest and dividends receivable	26,325
Total assets	$9,307,541

Liabilities and Partners’ Capital (Net Asset Value)
Liabilities
Incentive allocation carryforward	$321,548
Accrued expenses	17,265
Management fee payable	7,455
Due to broker	667
Total liabilities	346,935

Partners’ capital (net asset value)
General partner	—
Limited partners	8,960,606
Total partners’ capital	8,960,606

Total liabilities and partners’ capital (net asset value)	$9,307,541

See accompanying notes.

CCP Total Return Fund I, LP

Schedule of Investments
September 30, 2017

			Percent of
			partners’
			capital
	Principal		(net asset
	Held	Fair value	value)
Investments in securities, at fair value:

Asset-backed securities:
United States
Mortgage securities
BACM 2006-5 B	291,582	$9	0.00%
BSCMS 2005-T20 E	300,000	280,500	3.13
BSCMS 2006-PW13 D	1,000,000	876,990	9.79
COMM 2000-C1 G	109,552	109,415	1.22
COMM 2012-CR5 E	145,000	130,471	1.46
COMM 2012-CR5 F	125,000	98,269	1.10
GSMS 2011-GC3 D	375,000	392,535	4.38
JPMCC 2005-LDP5 H	400,000	372,160	4.15
JPMCC 2011-C5 D	230,000	231,378	2.58
JPMCC 2012-C6 F	251,000	197,647	2.21
JPMCC 2013-LC11 E	512,191	376,614	4.20
LBUBS 2006-C3 F	1,000,000	450,000	5.02
MLCFC 2006-4 C	219,319	212,759	2.37
MLMT 2006-C1 B	425,000	280,500	3.13
MSC 2006-HQ10 C	2,000,000	1,520,000	16.96
MSC 2011-C3 F	287,950	267,215	2.98
WBCMT 2007-C30 B	427,000	429,737	4.80
WBCMT 2007-C32 H	464,903	46	0.00
WBCMT 2007-C34 H	759,000	364,320	4.07
WFRBS 2011-C2 D	400,000	405,472	4.53
WFRBS 2011-C3 E	223,000	199,440	2.22
Total asset-backed securities (cost $6,921,126)		7,195,477	80.30

Common stock:
United States
Financial (cost $58,970)
Howard Hughes Corp	500	58,965	0.66

Real estate investment trusts:
United States
Financial
Acadia Realty Trust	5,000	143,100	1.60
General Growth Properties	3,000	62,310	0.70
The Macerich Company	3,000	164,910	1.84
Simon Property Group Inc	1,000	161,010	1.80
Starwood Property Trust Inc	6,000	130,321	1.44
Total real estate investment trusts (cost $707,523)		661,651	7.38

Total investments in securities (cost $7,687,619)		$7,916,093	88.34%

See accompanying notes.

CCP Total Return Fund I, LP

Statement of Operations
For the nine months ended September 30, 2017

Investment income
Interest income	$378,842
Dividend income	17,026
Total investment income	395,868

Expenses
Incentive allocation carryforward	321,548
Management fee	60,835
Administration fee	18,000
Professional fees	15,141
Other expenses	13,902
Interest expense	18
Total expenses	429,444

Net investment loss	(33,576)

Realized and unrealized gain on investments
Net realized gain on investments in securities	1,320,860
Net change in unrealized appreciation on investments in securities	79,286
Net realized and unrealized gain on investments	1,400,146

Net income	$1,366,570

See accompanying notes.

3

CCP Total Return Fund I, LP

Statement of Changes in Partners’ Capital (Net Asset Value)
For the nine months ended September 30, 2017 and for the years ended December 31, 2016 and 2015

	General	Limited
	Partner	Partners	Total

Partners’ capital, January 1, 2015	$168,941	$7,887,503	$8,056,444

Capital contributions	—	850,000	850,000

Capital withdrawals	(358,261)	(3,926,200)	(4,284,461)

Allocation of net income
Pro-rata allocation	17,437	910,617	928,054
General Partner’s incentive allocation	171,883	(171,883)	—
	189,320	738,734	928,054
Partners’ capital, December 31, 2015	—	5,550,037	5,550,037

Capital contributions	—	1,700,000	1,700,000

Capital withdrawals	—	(312,630)	(312,630)

Allocation of net income
Pro-rata allocation	193	901,524	901,717
General Partner’s incentive allocation	172,313	(172,313)	—
	172,506	729,211	901,717
Partners’ capital, December 31, 2016	172,506	7,666,618	7,839,124

Capital withdrawals	(185,088)	(60,000)	(245,088)

Allocation of net income
Pro-rata allocation	12,582	1,353,988	1,366,570
General Partner’s incentive allocation	—	—	—
	12,582	1,353,988	1,366,570
Partners’ capital, September 30, 2017	$—	$8,960,606	$8,960,606

See accompanying notes.

4

CCP Total Return Fund I, LP

Statement of Cash Flows
For the nine months ended September 30, 2017

Cash flows from operating activities
Net income	$1,366,570
Adjustments to reconcile net income to net cash provided by operating activities
Net realized gain on investments in securities	(1,320,860)
Net change in unrealized appreciation on investments in securities	(79,286)
Changes in assets and liabilities:
Purchases of investments in securities	(6,150,830)
Proceeds received from sales of investments in securities	5,939,394
Interest and dividends receivable	12,904
Incentive allocation carryforward	321,548
Due from broker	13,037
Accrued expenses	(1,389)
Management fee payable	1,222
Net cash provided by operating activities	102,310

Cash flows from financing activities
Capital withdrawals	(245,088)

Net change in cash and cash equivalents	(142,778)

Cash and cash equivalents, beginning of period	1,507,901

Cash and cash equivalents, end of period	$1,365,123

Supplemental information
Interest paid during the period	$18

See accompanying notes.

5

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

1.	Nature of operations and summary of significant accounting policies

Nature of operations

CCP Total Return Fund I, LP (the “Fund”) is an investment fund organized on January 6, 2010, under the Revised Uniform Limited Partnership Act of the state of Delaware, for the purpose of engaging in buying and selling securities. The Fund commenced operations on February 1, 2010. The Fund’s general partner is Cicero Capital Investments, LLC (the “General Partner”). The General Partner exercises ultimate authority over the Fund, and is involved in the day-to-day business of the Fund. Cicero Capital Partners, LLC serves as the Fund’s investment manager (the “Investment Manager”). The Investment Manager is responsible for managing the Fund’s assets.

The Fund’s investment objective is to preserve capital while maximizing total returns through investments predominantly in publicly-traded equities and publicly- and privately-traded fixed income securities. Additionally, the Fund may invest in or establish a warehouse facility for government guaranteed commercial mortgage loans that offer principal protection.

Basis of presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Cash equivalents

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Fair value – measurement and disclosures

All investments are recorded at their estimated fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access at the measurement date.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for an asset or liability, including assumptions that market participants would use when pricing the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. As of and for the nine months ended September 30, 2017, the Fund did not have any Level 3 assets or liabilities.

6

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value – measurement and disclosures (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfer in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. There were no transfers during the year.

Real estate investment trusts and common stock - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities – Asset-backed securities are valued by the Investment Manager based on external price/spread data and are categorized in Level 2 of the fair value hierarchy.

Investment transactions and related investment income

Securities transactions and any related gains and losses are reported on a trade date basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. The Fund records interest income in the period it is earned. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and exchange fees

Brokerage commissions and exchange fees are recognized at the time of execution of the trade, both opening and closing.

Income taxes

The Fund prepares calendar year informational U.S. and applicable state tax returns and reports to the partners their allocable shares of the Fund’s income, expenses and trading gains or losses. No provision for income taxes has been made in the accompanying financial statements as each partner is individually responsible for reporting income or loss based on such partner’s respective share of the Fund’s income and expenses as reported for income tax purposes.

Management has evaluated the application of GAAP as it relates to income taxes, and has determined that no reserves for uncertain tax positions were required to have been recorded. There are no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months. The current and prior three tax periods generally remain subject to examination by the U.S. federal and most state tax authorities.

7

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

1.	Nature of operations and summary of significant accounting policies (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of September 30, 2017:

Assets	Level 1	Level 2	Level 3	Total
Investments in securities:
Asset-backed securities	$—	$7,195,477	$—	$7,195,477
Common stock	58,965	—	—	58,965
Real estate investment trusts	661,651	—	—	661,651
Total investments in securities	$720,616	$7,195,477	$—	$7,916,093

3.	Due to broker

In the normal course of business, substantially all of the Fund’s securities transactions, money balances and securities positions are transacted with the Fund’s broker, Jefferies & Company, Inc. (“Jefferies”). At September 30, 2017, the amount due to broker reflected in the statement of financial condition is due to Jefferies.

8

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

4.	Risk management

The Fund’s trading activities involve financial instruments, primarily securities and derivative financial instruments. These financial instruments may have market and/or credit risk in excess of the amounts recorded in the statement of financial condition.

Market risk

All financial instruments are subject to market risk, the risk that future changes in market conditions may make an instrument less valuable or more onerous. As the instruments are recognized at fair value, those changes directly affect reported income. Theoretically, the investments owned by the Fund directly are exposed to a market risk (loss) equal to the notional value of the financial instruments purchased and unlimited liability on certain financial instruments sold short.

Generally, financial instruments can be closed out at the discretion of the General Partner. However, if the market is not liquid, it could prevent the timely close-out of any unfavorable positions or require the Fund to hold those positions to maturity, regardless of the changes in their value or the trading advisor’s investment strategies.

Credit risk

Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of a contract. The Fund’s exposure to credit risk associated with counterparty nonperformance is limited to the current cost to replace contracts in which the Fund has a gain.

Concentration of credit risk

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Insolvency risk

The Fund has a substantial portion of its assets on deposit with financial institutions. In the event of a financial institution’s insolvency, recovery of Fund assets on deposit may be limited to account insurance or other protection afforded such deposits.

9

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

5.	Partners’ capital

Capital account

A capital account shall be established for each partner. The initial balance of each partner’s capital account shall be the amount of the initial contributions to the Fund.

Profit and loss allocation

Partners share in the profits and losses of the Fund in the proportion in which each partner’s capital account bears to all partners’ capital accounts.

Partner contributions

The General Partner, in its discretion, may admit new limited partners and may permit limited partners to make additional capital contributions, on a monthly basis as of the first day of each calendar month, or at any other time in the General Partner’s discretion.

Partner withdrawals

A limited partner may, upon forty-five (45) calendar days advance written notice to the General Partner, withdraw all or part of its capital account as of the last day of any calendar quarter. The General Partner, in its sole discretion, may waive the foregoing restrictions and allow the withdrawal of all or any part of the capital account of any limited partner at any time and for any reason.

Involuntary liquidation of partnership interests

The Fund shall have the right to require the compulsory withdrawal of all or any part of the limited partnership interests held by a limited partner at any time, in the General Partner’s discretion.

6.	Related party transactions

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of net asset value at September 30, 2017 is approximately $309,000.

The Investment Manager shall receive from the Fund a monthly management fee equal to 0.083% (1.0% annually) of the net asset value of the Fund. The Investment Manager reserves the right to waive or reduce the management fee with respect to any limited partner. For the nine months ended September 30, 2017, the management fee was $60,835. At September 30, 2017, management fee payable was $7,455.

10

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

6.	Related party transactions (continued)

At the end of each calendar year (or at the time of a withdrawal, in respect to the amount withdrawn), the General Partner will be allocated an amount equal to 20% of the net new profits of each limited partner’s capital account, in excess of those profits allocated to restore any previously allocated losses. The incentive allocation carry forward as of and for the nine months ended September 30, 2017 was $321,548. This amount, adjusted for 4th quarter profit and loss, will be reallocated to the General Partner at December 31, 2017. The General Partner may, at its sole discretion, waive the incentive allocation, in whole or in part, with respect to any or all limited partners.

The Fund has a soft dollar arrangement with the Jefferies, whereby the Jefferies provides research services to the Fund by way of commission dollars. There was zero value to these services for the nine months ended September 30, 2017.

7.	Administrative fee

Woodfield Fund Administration, LLC serves as the Fund’s administrator and performs certain administrative and clerical services on behalf of the Fund.

8.	Indemnifications

In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of any future obligation under these indemnifications to be remote.

9.	Financial highlights

Financial highlights for the nine months ended September 30, 2017 and for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 are as follows:

Total return:	2017(2)	2016	2015	2014	2013	2012

Total return before General Partner’s incentive allocation	22.18%	14.54%	17.15%	12.72%	10.86%	30.39%
General Partner’s incentive allocation	(4.26)	(2.78)	(3.24)	(2.35)	(2.01)	(0.29)
Total return after General Partner’s incentive allocation	17.92%	11.76%	13.91%	10.37%	8.85%	30.10%

Ratios to average limited partners’ capital:

Expenses(1)	1.72	1.76%	1.87%	1.71%	1.60%	5.47%
General Partner’s incentive allocation	3.85	2.65	3.18	2.23	1.17	0.22
General Partner offset	—	—	—	—	(0.02)	(0.38)
Total expenses and General Partner’s incentive allocation	5.57%	4.41%	5.05%	3.94%	2.75%	5.31%

Net investment income (loss)	4.55%	4.32%	7.60%	5.18%	2.59%	(0.12)%

(1)	In 2012, expenses include trading advisor fees of $136,479.

11

CCP Total Return Fund I, LP

Notes to the Financial Statements
As of and for the nine months ended September 30, 2017

9.	Financial highlights (continued)

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different incentive and/or management fee arrangements and the timing of capital transactions. The net investment income (loss) is calculated as net investment income less expenses and does not reflect the effects of the incentive allocation carryforward to the General Partner.

(2)	For the nine months ended September 30, 2017. Ratios, except non-recurring expenses, have been annualized.

10.	Subsequent events

The General Partner evaluated subsequent events through January 22, 2018, the date the financial statements were available to be issued.

12

FINANCIAL STATEMENTS

CCP Total Return Fund I, LP
As of and for the year ended December 31, 2016
With Independent Auditor’s Report

CCP Total Return Fund I, LP

INDEPENDENT AUDITOR’S REPORT	1-2

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	3

Schedule of Investments	4

Statement of Operations	5

Statements of Changes in Partners’ Capital (Net Asset Value)	6

Statement of Cash Flows	7

Notes to the Financial Statements	8-14

Patke & Associates, Ltd. 300 Village Green Drive, Suite 210 Lincolnshire, Illinois 60069 847.913.5400 P www.patke.net

INDEPENDENT AUDITOR’S REPORT

To the Partners of

CCP Total Return Fund I, LP

Columbia, MD

Report on the Financial Statements

We have audited the accompanying financial statements of CCP Total Return Fund I, LP (a Delaware limited partnership), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in partners’ capital (net asset value) for the years ended December 31, 2016 and 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CCP Total Return Fund I, LP as of December 31, 2016 and the results of its operations and its cash flows for the year then ended and the changes in partners’ capital (net asset value) for the years ended December 31, 2016 and 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in the notes to the financial statements, we previously issued under the dates of March 6, 2017, March 21, 2017 and March 30, 2017 our unqualified opinion relating to our audit of the financial statements of CCP Total Return Fund I, LP as of and for the year ended December 31, 2016. Such financial statements were appended to our auditor’s report. In order to provide certain additional requested disclosures, the aforementioned financial statements were revised as appended hereto. Such revisions do not change the amounts of previously reported net assets or net increase in net assets resulting from operations.

As discussed in the subsequent events footnote to the financial statements, management has signed a letter of intent and is in the due diligence process to convert the Fund into a 40 Act mutual fund.

June 21, 2017

Lincolnshire, Illinois

CCP Total Return Fund I, LP

Statement of Assets and Liabilities
December 31, 2016

Assets
Investments in securities, at fair value (cost $6,155,323)	$6,304,511
Cash and cash equivalents	1,507,901
Interest and dividends receivable	39,229
Due from broker	13,037
Total assets	$7,864,678

Liabilities
Accrued expenses	$18,654
Management fee payable	6,233
Due to broker	667
Total liabilities	25,554

Net assets	$7,839,124

See accompanying notes.

3

CCP Total Return Fund I, LP

Schedule of Investments
December 31, 2016

					Percent of
					partners’
					capital
		Maturity	Principal /		(net asset
	Coupon	Date	Shares Held	Fair value	value)
Investments in securities, at fair value:

Asset-backed securities:
United States
Mortgage securities
Banc of America Commercial Mortgage Trust 2006-5 Class B	5.46%	9/10/2047	446,879	$—	—%
Bear Stearns Commercial Mortgage Trust 2005-PWR9 Class AJ	4.99	9/11/2042	3,484	3,484	0.04
COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates Class F	4.33	12/10/2045	125,000	94,248	1.20
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class H	5.52	12/15/2044	2,900,000	2,262,000	28.86
LB-UBS Commercial Mortgage Trust 2006-C3 Class F	5.64	3/15/2039	1,000,000	500,000	6.37
Merrill Lynch Mortgage trust 2006-C1 Class B	5.59	5/12/2039	425,000	275,187	3.52
Morgan Stanley Capital I Trust 2006-HQ10 Class C	5.48	11/12/2041	2,000,000	1,760,000	22.45
Wachovia Bank Commercial Mortgage Trust 2007-C32 Class H	5.71	6/15/2049	770,000	30,800	0.39
Wachovia Bank Commercial Mortgage Trust 2007-C34 Class E	6.02	5/15/2046	780,000	624,000	7.96
Wachovia Bank Commercial Mortgage Trust 2007-C34 Class H	6.02	5/15/2046	4,259,000	747,987	9.54
Total asset-backed securities (cost $6,146,901)				6,297,706	80.33

Real estate investment trust common stock:
United States
Financial
Starwood Property Trust Inc. (cost $8,422)			310	6,805	0.09

Total investments in securities (cost $6,155,323)				$6,304,511	80.42%

See accompanying notes.

4

CCP Total Return Fund I, LP

Statement of Operations
For the year ended December 31, 2016

Investment income
Interest income	$393,784
Dividend income	1,968
Total investment income	395,752

Expenses
Management fee	63,460
Administration fee	24,000
Trading software fees	16,200
Professional fees	9,164
Other expenses	1,709
Interest expense	7
Total expenses	114,540
Net investment income	281,212
Realized and unrealized gain (loss) on investments
Net realized gain on investments in securities	722,093
Net realized loss on derivative contracts	(9,219)
Net change in unrealized depreciation on investments in securities	(92,369)
Net realized and unrealized gain on investments	620,505

Net income	$901,717

See accompanying notes.

5

CCP Total Return Fund I, LP

Statements of Changes in Partners’ Capital (Net Asset Value)
For the years ended December 31, 2016 and 2015

	General	Limited
	Partner	Partners	Total

Partners’ capital, January 1, 2015	$168,941	$7,887,503	$8,056,444

Capital contributions	—	850,000	850,000

Capital withdrawals	(358,261)	(3,926,200)	(4,284,461)

Allocation of net income
Pro-rata allocation	17,437	910,617	928,054
General Partner’s incentive allocation	171,883	(171,883)	—
	189,320	738,734	928,054
Partners’ capital, December 31, 2015	—	5,550,037	5,550,037

Capital contributions	—	1,700,000	1,700,000

Capital withdrawals	—	(312,630)	(312,630)

Allocation of net income
Pro-rata allocation	193	901,524	901,717
General Partner’s incentive allocation	172,313	(172,313)	—
	172,506	729,211	901,717
Partners’ capital, December 31, 2016	$172,506	$7,666,618	$7,839,124

See accompanying notes.

6

CCP Total Return Fund I, LP

Statement of Cash Flows
For the year ended December 31, 2016

Cash flows from operating activities
Net income	$901,717
Adjustments to reconcile net income to net cash used in operating activities
Net realized gain on investments in securities	(722,093)
Net change in unrealized depreciation on investments in securities	92,369
Changes in assets and liabilities:
Purchases of investments in securities	(8,708,714)
Proceeds received from sales of investments in securities	7,274,059
Interest and dividends receivable	(15,690)
Due from broker	261,481
Accrued expenses	(206)
Management fee payable	1,713
Due to broker	667
Payable to related parties	(120)
Net cash used in operating activities	(914,817)

Cash flows from financing activities
Capital contributions, net of change in capital contributions received in advance	1,100,000
Capital withdrawals, net of change in capital withdrawals payable	(555,891)
Net cash provided by financing activities	544,109
Net change in cash and cash equivalents	(370,708)
Cash and cash equivalents, beginning of year	1,878,609
Cash and cash equivalents, end of year	$1,507,901

Supplemental information
Interest paid during the year	$7

See accompanying notes.

7

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

1.	Nature of operations and summary of significant accounting policies

Nature of operations

CCP Total Return Fund I, LP (the “Fund”) is an investment fund organized on January 6, 2010, under the Revised Uniform Limited Partnership Act of the state of Delaware, for the purpose of engaging in buying and selling securities. The Fund commenced operations on February 1, 2010. The Fund’s general partner is Cicero Capital Investments, LLC (the “General Partner”). The General Partner exercises ultimate authority over the Fund, and is involved in the day-to-day business of the Fund. Cicero Capital Partners, LLC serves as the Fund’s investment manager (the “Investment Manager”). The Investment Manager is responsible for managing the Fund’s assets.

The Fund’s investment objective is to preserve capital while maximizing total returns through investments predominantly in publicly-traded equities and publicly- and privately-traded fixed income securities. Additionally, the Fund may invest in or establish a warehouse facility for government guaranteed commercial mortgage loans that offer principal protection.

Basis of presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Cash equivalents

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Futures Contracts

The Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Fair value – measurement and disclosures

All investments are recorded at their estimated fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

8

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value – measurement and disclosures (continued)

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access at the measurement date.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for an asset or liability, including assumptions that market participants would use when pricing the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. As of and for the year ended December 31, 2016, the Fund did not have any Level 3 assets or liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfer in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. There were no transfers during the year.

Real estate investment trusts and common stock - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities – Asset-backed securities are valued by the Investment Manager based on external price/spread data and are categorized in Level 2 of the fair value hierarchy.

Derivative instruments – Derivative instruments such as futures contracts, which are traded on commodities exchanges, are valued at their settlement value as of the close of such exchanges.

Investment transactions and related investment income

Securities transactions and any related gains and losses are reported on a trade date basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. The Fund records interest income in the period it is earned. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and exchange fees

Brokerage commissions and exchange fees are recognized at the time of execution of the trade, both opening and closing.

9

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

1.	Nature of operations and summary of significant accounting policies (continued)

Income taxes

The Fund prepares calendar year informational U.S. and applicable state tax returns and reports to the partners their allocable shares of the Fund’s income, expenses and trading gains or losses. No provision for income taxes has been made in the accompanying financial statements as each partner is individually responsible for reporting income or loss based on such partner’s respective share of the Fund’s income and expenses as reported for income tax purposes.

Management has evaluated the application of GAAP as it relates to income taxes, and has determined that no reserves for uncertain tax positions were required to have been recorded. There are no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months. The 2013 through 2016 tax periods generally remain subject to examination by the U.S. federal and most state tax authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Investments in securities:
Asset-backed securities	$—	$6,297,706	$—	$6,297,706
Real estate investment trust	6,805	—	—	6,805
Total investments in securities	$6,805	$6,297,706	$—	$6,304,511

3.	Derivative contracts

The derivatives held or sold by the Fund are used for speculative trading purposes, and therefore are not designated as hedging instruments pursuant to GAAP.

10

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

3.	Derivative contracts (continued)

Impact of derivatives on the statement of operations

The Fund had no open derivative contracts at December 31, 2016. The following table identifies the amounts included in the statement of operations as net realized loss on derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2016:

	Realized loss	Number of
	on derivative	contracts
	contracts	traded
Primary underlying risk
Futures:
Commodity price	$(9,219)	10

4.	Due from broker and due to broker

In the normal course of business, substantially all of the Fund’s securities transactions, money balances and securities positions are transacted with the Fund’s brokers, Jefferies & Company, Inc. (“Jefferies”) and ADM Investor Services, Inc (“ADM”). At December 31, 2016, the amount due from broker reflected in the statement of assets and liabilities is due from ADM. At December 31, 2016, the amount due to broker reflected in the statement of assets and liabilities is due to Jefferies.

5.	Risk management

The Fund’s trading activities involve financial instruments, primarily securities and derivative financial instruments. These financial instruments may have market and/or credit risk in excess of the amounts recorded in the statement of assets and liabilities.

Market risk

All financial instruments are subject to market risk, the risk that future changes in market conditions may make an instrument less valuable or more onerous. As the instruments are recognized at fair value, those changes directly affect reported income. Theoretically, the investments owned by the Fund directly are exposed to a market risk (loss) equal to the notional value of the financial instruments purchased and unlimited liability on certain financial instruments sold short.

Generally, financial instruments can be closed out at the discretion of the General Partner. However, if the market is not liquid, it could prevent the timely close-out of any unfavorable positions or require the Fund to hold those positions to maturity, regardless of the changes in their value or the trading advisor’s investment strategies.

Credit risk

Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of a contract. The Fund’s exposure to credit risk associated with counterparty nonperformance is limited to the current cost to replace contracts in which the Fund has a gain.

11

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

5.	Risk management (continued)

Concentration of credit risk

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Insolvency risk

The Fund has a substantial portion of its assets on deposit with financial institutions. In the event of a financial institution’s insolvency, recovery of Fund assets on deposit may be limited to account insurance or other protection afforded such deposits.

6.	Partners’ Capital

Capital account

A capital account shall be established for each partner. The initial balance of each partner’s capital account shall be the amount of the initial contributions to the Fund.

Profit and loss allocation

Partners share in the profits and losses of the Fund in the proportion in which each partner’s capital account bears to all partners’ capital accounts.

Partner contributions

The General Partner, in its discretion, may admit new limited partners and may permit limited partners to make additional capital contributions, on a monthly basis as of the first day of each calendar month, or at any other time in the General Partner’s discretion.

Partner withdrawals

A limited partner may, upon forty-five (45) calendar days advance written notice to the General Partner, withdraw all or part of its capital account as of the last day of any calendar quarter. The General Partner, in its sole discretion, may waive the foregoing restrictions and allow the withdrawal of all or any part of the capital account of any limited partner at any time and for any reason.

Involuntary liquidation of partnership interests

The Fund shall have the right to require the compulsory withdrawal of all or any part of the limited partnership interests held by a limited partner at any time, in the General Partner’s discretion.

7.	Related party transactions

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of net asset value at December 31, 2016 is approximately $301,000.

12

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

7.	Related party transactions (continued)

The Investment Manager shall receive from the Fund a monthly management fee equal to 0.083% (1.0% annually) of the net asset value of the Fund. The Investment Manager reserves the right to waive or reduce the management fee with respect to any limited partner. For the year ended December 31, 2016, the management fee was $63,460. At December 31, 2016, management fees payable were $6,233.

At the end of each calendar year (or at the time of a withdrawal, in respect to the amount withdrawn), the General Partner will be allocated an amount equal to 20% of the net new profits of each limited partner’s capital account, in excess of those profits allocated to restore any previously allocated losses. The incentive allocation for the year ended December 31, 2016 was $172,313. The General Partner may, at its sole discretion, waive the incentive allocation, in whole or in part, with respect to any or all limited partners.

The Fund has a soft dollar arrangement with the Jefferies, whereby the Jefferies provides research services to the Fund by way of commission dollars. The value of the services provided by Jefferies to the Fund for the year ended December 31, 2016 was $921.

8.	Administrative fee

Woodfield Fund Administration, LLC serves as the Fund’s administrator and performs certain administrative and clerical services on behalf of the Fund.

9.	Indemnifications

In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of any future obligation under these indemnifications to be remote.

10. Financial highlights

Financial highlights for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 are as follows:

Total return:	2016	2015	2014	2013	2012

Total return before General Partner’s incentive allocation	14.54%	17.15%	12.72%	10.86%	30.39%
General Partner’s incentive allocation	(2.78)	(3.24)	(2.35)	(2.01)	(0.29)
Total return after General Partner’s incentive allocation	11.76%	13.91%	10.37%	8.85%	30.10%

Ratios to average limited partners’ capital:

Expenses(1)	1.76%	1.87%	1.71%	1.60%	5.47%
General Partner’s incentive allocation	2.65	3.18	2.23	1.17	0.22
General Partner offset	—	—	—	(0.02)	(0.38)
Total expenses and General Partner’s incentive allocation	4.41%	5.05%	3.94%	2.75%	5.31%

Net investment income (loss)	4.32%	7.60%	5.18%	2.59%	(0.12)%

(1)	In 2012, expenses include trading advisor fees of $136,479.

13

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2016

10.	Financial highlights (continued)

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different incentive and/or management fee arrangements and the timing of capital transactions. The net investment income (loss) is calculated as net investment income less expenses and does not reflect the effects of the incentive allocation to the General Partner.

11.	Revised financial statements

The financial statements of CCP Total Return Fund I, LP as of and for the year ended December 31, 2016 were previously issued under the dates of March 6, 2017, March 21, 2017 and March 30, 2017. In order to provide certain additional requested disclosures, the aforementioned financial statements were revised to comply with the standard financial statement presentation for mutual funds. Such revisions do not change the amounts of previously reported net asset value or net income.

12.	Subsequent events

The General Partner evaluated subsequent events through June 2!, 2017, the date the financial statements were available to be issued. From January 1, 2017 through June 2!, 2017, the Fund had additional capital withdrawals of $185,088. The General Partner has signed a letter of intent and is in the due diligence process to convert the Fund into a 40 Act mutual fund. There were no other subsequent events to disclose.

14

FINANCIAL STATEMENTS

CCP Total Return Fund I, LP
As of and for the year ended December 31, 2015
With Independent Auditor’s Report

CCP Total Return Fund I, LP

INDEPENDENT AUDITOR’S REPORT	1-2

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	3

Schedule of Investments	4

Statement of Operations	5

Statements of Changes in Partners’ Capital (Net Asset Value)	6

Statement of Cash Flows	7

Notes to the Financial Statements	8-14

Patke & Associates, Ltd. 300 Village Green Drive, Suite 210 Lincolnshire, Illinois 60069 847.913.5400 P www.patke.net

INDEPENDENT AUDITOR’S REPORT

To the Partners of

CCP Total Return Fund I, LP

Columbia, MD

Report on the Financial Statements

We have audited the accompanying financial statements of CCP Total Return Fund I, LP (a Delaware limited partnership), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended and the statements of changes in partners’ capital (net asset value) for the years ended December 31, 2015 and 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CCP Total Return Fund I, LP as of December 31, 2015 and the results of its operations and its cash flows for the year then ended and the changes in partners’ capital (net asset value) for the years ended December 31, 2015 and 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in the notes to the financial statements, we previously issued under the dates of June 2, 2016 and March 30, 2017 our unqualified opinion relating to our audit of the financial statements of CCP Total Return Fund I, LP as of and for the year ended December 31, 2015. Such financial statements were appended to our auditor’s report. In order to provide certain additional requested disclosures, the aforementioned financial statements were revised as appended hereto. Such revisions do not change the amounts of previously reported net assets or net increase in net assets resulting from operations.

As discussed in the subsequent events footnote to the financial statements, management has signed a letter of intent and is in the due diligence process to convert the Fund into a 40 Act mutual fund.

June 21, 2017

Lincolnshire, Illinois

CCP Total Return Fund I, LP

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments in securities, at fair value (cost $3,998,575)	$4,240,132
Cash and cash equivalents	1,878,609
Due from brokers	274,518
Interest and dividends receivable	23,539
Total assets	$6,416,798

Liabilities
Capital contributions received in advance	$600,000
Capital withdrawals payable	243,261
Accrued expenses	18,860
Management fee payable	4,520
Payable to related parties	120
Total liabilities	866,761

Net assets	$5,550,037

See accompanying notes.

CCP Total Return Fund I, LP

Schedule of Investments

December 31, 2015

					Percent of
					partners’
					capital
		Maturity	Principal /		(net asset
	Coupon	Date	Shares Held	Fair value	value)
Investments in securities, at fair value:

Asset-backed securities:
United States
Mortgage securities
Bear Stearns Commercial Mortgage Trust 2005-PWR9 Class AJ	4.99%	9/11/2042	31,853	$31,793	0.57%
COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates Class F	4.34	12/10/2045	125,000	108,359	1.95
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class H	5.52	12/15/2044	1,000,000	946,850	17.06
LB-UBS Commercial Mortgage Trust 2006-C3 Class F	5.76	3/15/2039	1,000,000	510,000	9.19
Morgan Stanley Capital I Trust 2006-HQ10 Class C	5.48	11/12/2041	2,000,000	1,810,000	32.61
Wachovia Bank Commercial Mortgage Trust 2007-C32 Class H	5.71	6/15/2049	770,000	77,000	1.39
Wachovia Bank Commercial Mortgage Trust 2007-C34 Class C	6.02	5/15/2046	100,000	94,000	1.69
Wachovia Bank Commercial Mortgage Trust 2007-C34 Class E	6.02	5/15/2046	780,000	585,000	10.54

Total asset-backed securities (cost $3,903,010)				4,163,002	75.01

Common stock:
United States
Financial
American Capital Limited (cost $29,757)			2,000	27,580	0.50

Real estate investment trust common stock:
United States
Financial
Starwood Property Trust Inc. (cost $65,808)			2,410	49,550	0.89

Total investments in securities (cost $3,998,575)				$4,240,132	76.40%

See accompanying notes.

CCP Total Return Fund I, LP

Statement of Operations

For the year ended December 31, 2015

Investment income
Interest income	$506,755
Dividend income	8,353
Total investment income	515,108

Expenses
Management fee	51,395
Administration fee	24,000
Professional fees	13,790
Trading software fees	12,000
Other expenses	1,089
Interest expense	29
Total expenses	102,303

Net investment income	412,805

Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on investments in securities	677,823
Net realized gain on derivative contracts	9,844
Net change in unrealized depreciation on investments in securities	(172,328)
Brokerage commissions	(90)
Net realized and unrealized gain on investments	515,249

Net income	$928,054

See accompanying notes.

CCP Total Return Fund I, LP

Statements of Changes in Partners’ Capital (Net Asset Value)

For the years ended December 31, 2015 and 2014

	General	Limited
	Partner	Partners	Total

Partners’ capital, January 1, 2014	$81,943	$7,282,193	$7,364,136

Capital withdrawals	(83,340)	(140,000)	(223,340)

Allocation of net income
Pro-rata allocation	1,463	914,185	915,648
General Partner’s incentive allocation	168,875	(168,875)	—
	170,338	745,310	915,648
Partners’ capital, December 31, 2014	168,941	7,887,503	8,056,444

Capital contributions	—	850,000	850,000

Capital withdrawals	(358,261)	(3,926,200)	(4,284,461)

Allocation of net income
Pro-rata allocation	17,437	910,617	928,054
General Partner’s incentive allocation	171,883	(171,883)	—
	189,320	738,734	928,054
Partners’ capital, December 31, 2015	$—	$5,550,037	$5,550,037

See accompanying notes.

CCP Total Return Fund I, LP

Statement of Cash Flows

For the year ended December 31, 2015

Cash flows from operating activities
Net income	$928,054
Adjustments to reconcile net income to net cash provided by operating activities
Net realized gain on investments in securities	(677,823)
Net change in unrealized depreciation on investments in securities	172,328
Changes in assets and liabilities:
Purchases of investments in securities	(20,233,706)
Proceeds received from sales of investments in securities	23,155,147
Due from brokers	1,074,991
Interest and dividends receivable	16,252
Accrued expenses	(11,180)
Management fee payable	4,520
Payable to related parties	120
Net cash provided by operating activities	4,428,703

Cash flows from financing activities
Capital contributions, net of change in capital contributions received in advance	1,450,000
Capital withdrawals, net of change in capital withdrawals payable	(4,041,200)
Net cash used in financing activities	(2,591,200)
Net change in cash and cash equivalents	1,837,503
Cash and cash equivalents, beginning of year	41,106
Cash and cash equivalents, end of year	$1,878,609

Supplemental information
Interest paid during the year	$29

See accompanying notes.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

1.	Nature of operations and summary of significant accounting policies

Nature of operations

CCP Total Return Fund I, LP (the “Fund”) is an investment fund organized on January 6, 2010, under the Revised Uniform Limited Partnership Act of the state of Delaware, for the purpose of engaging in buying and selling securities. The Fund commenced operations on February 1, 2010. The Fund’s general partner is Cicero Capital Investments, LLC (the “General Partner”). The General Partner exercises ultimate authority over the Fund, and is involved in the day-to-day business of the Fund. Cicero Capital Partners, LLC serves as the Fund’s investment manager (the “Investment Manager”). The Investment Manager is responsible for managing the Fund’s assets.

The Fund’s investment objective is to preserve capital while maximizing total returns through investments predominantly in publicly-traded equities and publicly- and privately-traded fixed income securities. Additionally, the Fund may invest in or establish a warehouse facility for government guaranteed commercial mortgage loans that offer principal protection.

Basis of presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

These financial statements were approved by management and available for issuance on June 21, 2017. Subsequent events have been evaluated through this date.

Cash equivalents

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Futures Contracts

The Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Fair value – measurement and disclosures

All investments are recorded at their estimated fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

1.	Nature of operations and summary of significant accounting policies (continued)

Fair Value – measurement and disclosures (continued)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access at the measurement date.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for an asset or liability, including assumptions that market participants would use when pricing the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. As of and for the year ended December 31, 2015, the Fund did not have any Level 3 assets or liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfer in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. There were no transfers during the year.

Real estate investment trusts and common stock - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities – Asset-backed securities are valued by the Investment Manager based on external price/spread data and are categorized in Level 2 of the fair value hierarchy.

Derivative instruments – Derivative instruments such as futures contracts, which are traded on commodities exchanges, are valued at their settlement value as of the close of such exchanges.

Investment transactions and related investment income

Securities transactions and any related gains and losses are reported on a trade date basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. The Fund records interest income in the period it is earned. Dividend income is recorded on the ex-dividend date.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

1.	Nature of operations and summary of significant accounting policies (continued)

Brokerage commissions and exchange fees

Brokerage commissions and exchange fees are recognized at the time of execution of the trade, both opening and closing.

Income taxes

The Fund prepares calendar year informational U.S. and applicable state tax returns and reports to the partners their allocable shares of the Fund’s income, expenses and trading gains or losses. No provision for income taxes has been made in the accompanying financial statements as each partner is individually responsible for reporting income or loss based on such partner’s respective share of the Fund’s income and expenses as reported for income tax purposes.

Management has continued to evaluate the application of GAAP as it relates to income taxes, and has determined that no reserves for uncertain tax positions were required to have been recorded. There are no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months. The 2012 through 2015 tax periods generally remain subject to examination by the U.S. federal and most state tax authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Fair value measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Investments in securities:
Asset-backed securities	$—	$4,163,002	$—	$4,163,002
Common stock	27,580	—	—	27,580
Real estate investment trust	49,550	—	—	49,550
Total investments in securities	$77,130	$4,163,002	$—	$4,240,132

3.	Derivative contracts

The derivatives held or sold by the Fund are used for speculative trading purposes, and therefore are not designated as hedging instruments pursuant to GAAP.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

3.	Derivative contracts (continued)

Impact of derivatives on the statement of operations

The Fund had no open derivative contracts at December 31, 2015. The following table identifies the amounts included in the statement of operations as net realized gain on derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2015:

	Realized gain	Number of
	on derivative	contracts
	contracts	traded
Primary underlying risk
Futures:
Commodity price	$9,844	15
Total derivative contracts	$9,844	15

4.	Due from brokers

In the normal course of business, substantially all of the Fund’s securities transactions, money balances and securities positions are transacted with the Fund’s brokers, Jefferies & Company, Inc. and ADM Investor Services, Inc (collectively, the “Brokers”). At December 31, 2015, the amount due from Brokers reflected in the statement of assets and liabilities is due from these Brokers.

5.	Risk management

The Fund’s trading activities involve financial instruments, primarily securities and derivative financial instruments. These financial instruments may have market and/or credit risk in excess of the amounts recorded in the statement of assets and liabilities.

Market risk

All financial instruments are subject to market risk, the risk that future changes in market conditions may make an instrument less valuable or more onerous. As the instruments are recognized at fair value, those changes directly affect reported income. Theoretically, the investments owned by the Fund directly are exposed to a market risk (loss) equal to the notional value of the financial instruments purchased and unlimited liability on certain financial instruments sold short.

Generally, financial instruments can be closed out at the discretion of the General Partner. However, if the market is not liquid, it could prevent the timely close-out of any unfavorable positions or require the Fund to hold those positions to maturity, regardless of the changes in their value or the trading advisor’s investment strategies.

Credit risk

Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of a contract. The Fund’s exposure to credit risk associated with counterparty nonperformance is limited to the current cost to replace all contracts in which the Fund has a gain.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

5.	Risk management (continued)

Concentration of credit risk

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

Insolvency risk

The Fund has a substantial portion of its assets on deposit with financial institutions. In the event of a financial institution’s insolvency, recovery of Fund assets on deposit may be limited to account insurance or other protection afforded such deposits.

6.	Partners’ capital

Capital account

A capital account shall be established for each partner. The initial balance of each partner’s capital account shall be the amount of the initial contributions to the Fund.

Profit and loss allocation

Partners share in the profits and losses of the Fund in the proportion in which each partner’s capital account bears to all partners’ capital accounts.

Partner contributions

The General Partner, in its discretion, may admit new limited partners and may permit limited partners to make additional capital contributions, on a monthly basis as of the first day of each calendar month, or at any other time in the General Partner’s discretion.

Capital contributions received in advance represent amounts owed to limited partners for cash received prior to the effective date of such contributions.

Partner withdrawals

A limited partner may, upon forty-five (45) calendar days advance written notice to the General Partner, withdraw all or part of its capital account as of the last day of any calendar quarter. The General Partner, in its sole discretion, may waive the foregoing restrictions and allow the withdrawal of all or any part of the capital account of any limited partner at any time and for any reason.

Capital withdrawals payable represent amounts due to partners based on withdrawals effective through December 31, 2015.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

6.	Partners’ capital (continued)

Involuntary liquidation of partnership interests

The Fund shall have the right to require the compulsory withdrawal of all or any part of the limited partnership interests held by a limited partner at any time, in the General Partner’s discretion.

7.	Related party transactions

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of net asset value at December 31, 2015 is approximately $261,000.

The Investment Manager shall receive from the Fund a monthly management fee equal to 0.083% (1.0% annually) of the net asset value of the Fund. The Investment Manager reserves the right to waive or reduce the management fee with respect to any limited partner. For the year ended December 31, 2015, the management fee was $51,395. At December 31, 2015, management fees payable were $4,520.

At the end of each calendar year (or at the time of a withdrawal, in respect to the amount withdrawn), the General Partner will be allocated an amount equal to 20% of the net new profits of each limited partner’s capital account, in excess of those profits allocated to restore any previously allocated losses. The incentive allocation for the year ended December 31, 2015 was $171,883. The General Partner may, at its sole discretion, waive the incentive allocation, in whole or in part, with respect to any or all limited partners.

The Fund has a soft dollar arrangement with the Brokers whereby the Brokers provide research services to the Fund by way of commission dollars. The value of the services provided by the Brokers to the Fund for the year ended December 31, 2015 was $1,881.

8.	Administrative fee

Woodfield Fund Administration, LLC (the “Administrator”) serves as the Fund’s administrator and performs certain administrative and clerical services on behalf of the Fund.

9.	Indemnifications

In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of any future obligation under these indemnifications to be remote.

CCP Total Return Fund I, LP

Notes to the Financial Statements
December 31, 2015

10.	Financial highlights

Financial highlights for the years ended December 31, 2015, 2014, 2013, 2012, and 2011 are as follows:

	2015	2014	2013	2012	2011
Total return:

Total return before General Partner’s incentive allocation	17.15%	12.72%	10.86%	30.39%	14.41%
General Partner’s incentive allocation	(3.24)	(2.35)	(2.01)	(0.29)	(0.16)
Total return after General Partner’s incentive allocation	13.91%	10.37%	8.85%	30.10%	14.25%

Ratios to average limited partners’ capital:

Expenses(1)	1.87%	1.71%	1.60%	5.47%	5.22%
General Partner’s incentive allocation	3.18	2.23	1.17	0.22	0.15
General Partner offset	—	—	(0.02)	(0.38)	—
Total expenses and General Partner’s incentive allocation	5.05%	3.94%	2.75%	5.31%	5.37%

Net investment income (loss)	7.60%	5.18%	2.59%	(0.12)%	0.32%

(1)	In 2012 and 2011, expenses include trading advisor fees of $136,479 and $123,733, respectively.

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on different incentive and/or management fee arrangements and the timing of capital transactions. The net investment income (loss) is calculated as net investment income less expenses and does not reflect the effects of the incentive allocation to the General Partner.

11.	Revised financial statements

The financial statements of CCP Total Return Fund I, LP as of and for the year ended December 31, 2015 were previously issued under the dates of June 2, 2016 and March 30, 2017. In order to provide certain additional requested disclosures, the aforementioned financial statements were revised to comply with the standard financial statement presentation for mutual funds. Such revisions do not change the amounts of previously reported net asset value or net income.

12.	Subsequent events

The General Partner evaluated subsequent events through June 21, 2017, the date the financial statements were available to be issued.

From January 1, 2016 through June 21, 2017, the Fund accepted additional capital contributions of $1,700,000 (of which $600,000 is included in capital contributions received in advance as of December 31, 2015) and had additional capital withdrawals of $497,718.

The General Partner has signed a letter of intent and is in the due diligence process to convert the Fund into a 40 Act mutual fund.

There were no other subsequent events to disclose.

14

Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed March 4, 2016.

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(d)(2)	Amendment to the Management Agreement between the Registrant and Rational Advisors, Inc. –Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed on December 7, 2017.

(d)(3)	Management Agreement between the Registrant and Tuttle Tactical Management, LLC –to be filed by subsequent amendment.

(d)(4)	Sub-Advisory Agreement, dated January 1, 2016, between Rational Advisors, Inc. and The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(5)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(8)	[RESERVED]

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp., relating to the Rational Dividend Capture Fund and the Catalyst Dividend Capture VA Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Income Opportunities Fund – is filed herewith.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Hedged Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(d)(13)	Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC relating to the Rational NuWave Enhanced Market Opportunity Fund – to be filed by subsequent amendment.

(d)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the Rational Dynamic Momentum Fund – to be filed by subsequent amendment.

(e)(1)	Underwriting Agreement, between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016.

(e)(2)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(g)(1)	Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(g)(2)	Amended Schedule to Custodian Agreement between the Registrant and The Huntington National Bank –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(h)(1)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 filed July 5, 2016.

(h)(3) Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(h)(4)	Amended Expense Limitation Agreement between Registrant and Rational Advisors, Inc. – to be filed by subsequent amendment.

(h)(5)	Expense Limitation Agreement between Registrant and Tuttle Tactical Management, LLC – to be filed by subsequent amendment.

(h)(6) Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(7) Amended Exhibit A to Shareholder Services Plan –Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-14 filed on May 26, 2017.

(h)(8)	Amended Exhibit A to Shareholder Services Plan – to be filed by subsequent amendment.

(h)(9) Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(h)(10) Amendment to Exhibit A to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. relating to the Rational Trend Aggregation Dividend and Income Fund and the Rational Trend Aggregation Growth Fund– to be filed by subsequent amendment.

(h)(11) Wholesale Marketing and Distribution Agent Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(h)(12)	Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(13) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(14) Compliance Services Agreement, dated February 26, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(15) Management Agreement between the Registrant and Rational Advisors, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(16) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(17) Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational Dynamic Momentum Fund) – to be filed by subsequent amendment.

(i)(1)	Opinion and Consent of Counsel –is filed herewith.

(j)(1) Consent of Cohen & Company, Ltd, the Trust’s Independent Registered Public Accounting Firm, – is filed herewith.

(j)(2) Consent of Patke & Associates, Ltd, with respect to the Predecessor Fund of the Rational Income Opportunities Fund - filed herewith.

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996.

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(m)(2) Exhibit to Distribution Plan of the Registrant dated November 29, 2016 –to be filed by subsequent amendment.

(n)(1)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(n)(2)	Amended Multiple Class Plan of the Registrant dated February 17, 2017 –to be filed by subsequent amendment.

(o)(1)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(2)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(3) Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(4) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(5) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(6)	Power of Attorney of Tobias Caldwell, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(7) Power of Attorney of Stephen Lachenauer, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(8) Power of Attorney of Donald McIntosh, director of RDMF Fund Limited, – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(p)(1)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014.

(p)(2)	Code of Ethics of The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(3) Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(4) Code of Ethics of Van Hulzen Asset Management, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(p)(5)	[RESERVED]

(p)(6)	Code of Ethics of PVG Asset Management Corp – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(p)(7)	Code of Ethics of Cicero Capital Partners – is filed herewith.

(p)(8) Code of Ethics of Rational Advisors, Inc – is filed herewith.

(p)(9) Code of Ethics of Northern Lights Distributors, LLC – is filed herewith.

(p)(10) Code of Ethics of Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(p)(11) Code of Ethics of Warrington Asset Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(p)(12) Code of Ethics of NuWave Investment Management, LLC – to be filed by subsequent amendment.

(p)(13)	Code of Ethics of ReSolve Asset Management, Inc. – to be filed by subsequent amendment.

(p)(14)	Code of Ethics of Tuttle Tactical Management, LLC – to be filed by subsequent amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a)    Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

Managing Member of Rational Capital LLC, 36 North New York Avenue, Huntington, NY 11743, a holdings company.

(b)    The Cambridge Strategy (Asset Management) Limited (“Cambridge”), 654 Madison Avenue, 16th Floor, New York, New York 10065, is registered with the SEC as an investment adviser, file number 801-72204. Cambridge is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.       Cambridge has engaged in no other business during the past two fiscal years.

ii..       None of the directors or officers of Cambridge have engaged in any other business during the last two fiscal years

(c)    Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the SEC as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.	Chesapeake has engaged in no other business during the past two fiscal years.

ii.	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)    Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the SEC as an investment adviser, file number 801-61884.

i.	Van Hulzen has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Van Hulzen have engaged in any other business during the last two fiscal years

(e) [RESERVED]

(f) PVG Asset Management Inc. (“PVG”), 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122, is registered with the SEC as an investment adviser, file number 801-30581.

i.	PVG Asset Management has engaged in no other business during the past two fiscal years.

ii.	Patrick S. Adams, Chief Executive Officer of PVG, was the Managing Member of Choice Investment Management, LLC and Choice Capital Management, LLC. He has since relinquished his position as of December 31, 2016. Mr. Adams was also Chairman of the Board of Directors of LifeCare Medical Devices and Centennial Brands, Inc. Mr. Adams has since relinquished these positions as of October 31, 2016. Joe Pecoraro, CCO and Portfolio Manager of PVG, was a Principle in PVG Investment Company, LLC and the company has since been dissolved as of December 31, 2016.

(g) Cicero Capital Partners, LLC (“Cicero”), 7061 Deepage Drive, Suite 207, Columbia, MD 21045, is registered with the SEC as an investment advisor, file number 801-110566.

i.            Cicero has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Cicero have engaged in any other business during the last two fiscal years.

(h) Accuvest Global Advisors (“Accuvest”), 3100 Oak Road #380, Walnut Creek, CA 94597, is registered with the SEC as an investment advisor, file number 801-68887.

i.            Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(i) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

i.            Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Greg Fomin, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(j) NuWave Investment Management, LLC (“NuWave”), 35 Waterview Boulevard, Parsippany, New Jersey 07054. Additional information regarding NuWave, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(k) ReSolve Asset Management, Inc. (“ReSolve”), 1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9. Additional information regarding ReSolve, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

(l) Tuttle Tactical Management, LLC (“Tuttle”), 155 Lockwood Road, Riverside, CT 06878. Additional information regarding Tuttle, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years, will be provided by subsequent amendment.

ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF a series of Arrow Investment Trust, Arrow ETF Trust, Centerstone Investors Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Vertical Capital Income Fund.

(b)    NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	CEO, Secretary	None
Bill Strait	General Counsel	None
William Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue, Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	17605 Wright Street, Omaha, Nebraska 68130

Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215

Gemini Fund Services, LLC

The Cambridge Strategy (Asset Management) Limited

Chesapeake Capital Corporation

Van Hulzen Asset Management, LLC

PVG Asset Management, Inc.

Cicero Capital Partners, LLC

Accuvest Global Advisors

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

654 Madison Avenue, 16th Floor, New York, New York 10065

1721 Summit Avenue, Richmond, Virginia 23230

4370 Town Center Blvd.,

Suite 220, El Dorado Hills, CA 95762

24918 Genesee Trail Road

Golden, CO 80401 and

6898 S. University Blvd, Suite 100

Centennial, CO 80122

7061 Deepage Dr

Columbia, MD 21045

3100 Oak Road #380, Walnut Creek, CA 94597

Warrington Asset Management LLC	200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646
NuWave Investment Management, LLC	35 Waterview Boulevard Parsippany, NJ 07054
ReSolve Asset Management, Inc.	1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9
Tuttle Tactical Management, LLC	155 Lockwood Road, Riverside, CT 06878

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, State of Ohio, on the 24th day of January, 2018.

Mutual Fund and Variable Insurance Trust

BY:  /s/ Michael V. Wible

Michael V. Wible

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

*	January 24, 2018
Jerry Szilagyi, President and Principal Executive Officer	Date

*	January 24, 2018
Erik Naviloff, Treasurer and Principal	Date
Financial Officer

*	January 24, 2018
Tobias Caldwell, Trustee	Date

*	January 24, 2018
Stephen Lachenauer, Trustee	Date

*	January 24, 2018
Donald McIntosh, Trustee	Date

*By:	/s/ Michael V. Wible

Michael V. Wible

Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Income Opportunities Fund
(i)(1)	Opinion and Consent of Counsel
(j)(1)	Consent of Cohen & Company, Ltd., Trust’s Independent Registered Public Accounting Firm
(j)(3)	Consent of Patke & Associates, Ltd with respect to the Predecessor Fund of the Rational Income Opportunities Fund
(p)(7)	Code of Ethics of Cicero Capital Partners
(p)(8)	Code of Ethics of Rational Advisors, Inc
(p)(9)	Code of Ethics of Northern Lights Distributors, LLC